UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Lakeland Industries, Inc.
(Name of Registrant as Specified in its Charter)

_______________________________________________________

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

  Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 12, 2025

To Our Stockholders:

WHAT: Our 2025 Annual Meeting of Stockholders

WHEN: Thursday, June 12, 2025, at 9:00 a.m., CDT

WHERE: Virtual Only at https://agm.issuerdirect.com/lake-2025

PURPOSE: At this meeting you will be asked to:

1.	Elect three directors to serve for a term of three years or until their successors have been duly elected and qualified;
2.	Ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026;
3.	Approve, on an advisory basis, compensation of our named executive officers; and
4.	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.  Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

To participate in our Annual Meeting, including casting your vote during the meeting, access the meeting website at https://agm.issuerdirect.com/lake-2025 and enter in your stockholder information provided on your ballot or proxy information previously sent to you.

Only stockholders of record at the close of business on April 14, 2025 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Your vote is important, regardless of the number of shares you own. Please carefully read the Proxy Statement and the voting instructions. Whether or not you plan to attend the Annual Meeting of Stockholders, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet.

INTERNET AVAILABILITY OF PROXY MATERIALS

 Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on Thursday, June 12, 2025 at 9:00 a.m. Central Time. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website.  Lakeland’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended January 31, 2025 are available on the Internet at www.iproxydirect.com/lake.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about May 2, 2025.

Huntsville, Alabama	By Order of the Board of Directors,
May 2, 2025
James M. Jenkins
Chief Executive Officer and President and Executive Chairman

 Lakeland Industries, Inc.

1525 Perimeter Parkway, Suite 325

Huntsville, AL 35806

(256) 350-3873

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Thursday, June 12, 2025

GENERAL INFORMATION

This Proxy Statement and accompanying proxy are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lakeland Industries, Inc., a Delaware corporation (“Lakeland,” the “Company,” “we,” “our,” or “us”), of proxies to be used at the Annual Meeting of Stockholders of Lakeland to be held on Thursday, June 12, 2025 (the “Annual Meeting”), and at any adjournment or postponement thereof. Lakeland will bear the costs of this solicitation. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The mailing address of our principal executive offices is Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806. This Proxy Statement and accompanying proxy are first being sent or given to our stockholders on or about May 2, 2025.

How can I participate in the Annual Meeting?

The Annual Meeting will be conducted solely as a virtual meeting. No physical meeting will be held. The Board established the close of business on April 14, 2025 as the record date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting.  As of the record date, 9,511,039 shares of common stock were outstanding.

Each share of common stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.

You can join the Annual Meeting by accessing the meeting at https://agm.issuerdirect.com/lake-2025 and entering in your stockholder information provided to you on your Notice of Annual Meeting or on your proxy card if you received proxy materials by mail.

Please note that if you hold your shares through a broker, bank or other nominee, in order to join the virtual meeting as a stockholder and be able to vote and submit questions during the Annual Meeting, you will need to contact your broker, bank or other nominee to receive proof of your beneficial ownership and submit such proof, along with your name and email address, to proxy@issuerdirect.com no later than 5:00 p.m., local time, on May 22, 2025, which may be submitted via: (i) email to proxy@issuerdirect.com or (ii) mail to Shareholder Services, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603.  You will receive a confirmation of your registration by email after we receive your registration materials.  Alternatively, if you hold your shares through a broker, bank or other nominee, you may vote in advance of the Annual Meeting by contacting your holder of record.

Why is this year’s annual meeting being held in a virtual-only format?

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.

How can I ask questions?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the Annual Meeting?” No questions will be taken in any other manner the day of the meeting.

We intend to answer as many questions that pertain to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and/or not answered to ensure we are able to answer questions in this virtual format.

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Voting Methods

If you are a registered stockholder on April 14, 2025, the record date, you may vote your shares by:

•	Attending the virtual Annual Meeting and voting electronically during the meeting;
•	Proxy, via the Internet;
•	Proxy, via telephone;
•	Proxy, via fax; or
•	Completing and mailing a printed proxy card (if you receive proxy materials by mail).

Internet voting facilities will close promptly at the close of the polls at the virtual meeting.  Telephone and fax voting facilities will close at 11:59 p.m., local time, on June 11, 2025. Stockholders who vote through the Internet, telephone or fax should be aware that they may incur costs such as access or usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholders. Stockholders who vote by Internet, telephone or fax need not return a proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

What if I have technical difficulties or trouble accessing the Annual Meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please call the technical support number that will be posted on the Annual Meeting log-in page.

How proxies work

The Board is asking for your proxy. Giving us your proxy means you authorized us to vote your shares at the Annual Meeting in the manner you direct. You may vote or withhold your vote in respect of each of our director nominees.  You may also vote for or against each of the other proposals or abstain from voting.

All proxies will, unless a different choice is indicated, be voted “FOR” the election of the three nominees for director proposed by our Nominating and Governance Committee, “FOR” the ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026, and “FOR” the resolution approving the compensation of our named executive officers.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the Annual Meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting via the Internet or by telephone or by fax at a later time, by voting at the meeting or by notifying Lakeland’s Secretary in writing sent to the following address: Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote generally in the election of directors constitutes a quorum.  If a share of common stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

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How are votes counted and how are broker non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” votes, “withhold” votes, “against” votes, abstentions, and broker non-votes.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees have discretionary authority to vote shares in the absence of specific instructions on “routine” matters but will not be allowed to vote your shares without specific instructions with respect to certain “non-routine” matters. Several large brokerage firms have recently eliminated discretionary voting even for routine matters. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for routine matters, if you do not give voting instructions to your broker, bank or other nominee. You should consult your bank, broker or other nominee holder if you have questions about this.

Under current Nasdaq Stock Market (“NASDAQ”) rules, the ratification of the selection of independent registered public accountants (Proposal No. 2) is considered routine, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

However, brokers, banks and other nominees do not have discretionary authority to vote on the election of the directors (Proposal No. 1) or on the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), which are “non-routine” matters. Broker non-votes will have no effect on the outcomes of the votes for these proposals. We, therefore, encourage you to provide instructions to your broker, bank or other nominee regarding the voting of your shares.

What vote is required to approve each proposal?

Proposal No. 1: The election of directors requires a plurality of the votes cast in the election at the Annual Meeting. Any shares not voted “for” the election of the three director nominees will have no effect on the outcome of the election.

Proposal No. 2: The ratification of the selection of RSM US LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Proposal No. 3: The advisory vote on named executive officer compensation will be considered approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Because your vote is advisory, it will not be binding on the Board or the Compensation Committee of the Board, which is comprised of independent directors. However, the Board and Compensation Committee expect to take into account the outcome of the vote when considering further executive compensation decisions. Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

Householding of proxy material

We have adopted a procedure approved by the SEC called “householding.”  Some banks, brokers and other nominee record holders may also be participating in this practice.  Under this procedure, you may only receive one copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report, for multiple stockholders in your household. Upon written or oral request, we will deliver promptly another copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, please contact our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, by mail or at (256) 350-3873, by phone. You may also call the Broadridge Householding Election system at (866) 540-7095 or notify them in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, to decline or modify previous householding elections. If you hold your shares in street name and would like to receive separate copies of our Notice of Internet Availability of Proxy Materials, Proxy Statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Has the Lakeland Board made a recommendation regarding the matters to be acted upon at the Annual Meeting?

The Lakeland Board recommends that you vote “FOR” the election of the three directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026 (Proposal No. 2) and “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board is divided into three classes, the classes being divided equally as possible and each class having a term of three years. Each year, the term of office of one class expires.  A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board, serves for the remaining term of the class in which the vacancy exists.  The Board presently consists of seven members, with two directors serving in Class I, two directors serving in Class II, and three directors serving in Class III.

At the recommendation of the Nominating and Governance Committee, the Board has proposed that each of Thomas J. McAteer, James M. Jenkins and Nikki L. Hamblin be nominated for election as a Class III director at the Annual Meeting to serve for a term expiring at the 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until such director’s earlier resignation or removal.  Unless otherwise indicated, the enclosed proxy will be voted for the election of each of Messrs. McAteer and Jenkins and Ms. Hamblin as a director, to serve for the term set forth above.

Should any nominee become unable to serve for any reason, which is not anticipated, the Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee.  Each person nominated by the Board for election has agreed to serve if elected.  We have no reason to believe that any Board nominee will be unavailable or, if elected, will decline to serve.

Vote Required

Directors are elected by a plurality of the votes properly cast by proxy at the Annual Meeting.  With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees listed below.  Any shares not voted “for” a nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor and will have no effect on the outcome of the election.

NOMINEE DIRECTORS – CLASS III

Terms Expiring in 2028

Name	Age	Position	Director Since

Thomas J. McAteer	72	Director	2011
James M. Jenkins	60	Chief Executive Officer and President and Executive Chairman	2016
Nikki L. Hamblin	48	Director	2021

Thomas J. McAteer has served as a director since 2011.  Mr. McAteer has served as Executive Vice President of Management Development and Strategic Initiatives of Suffolk Transportation since March 2013 and a member of the board of the Good Samaritan Hospital Foundation since 2018. He also served as the Vice Chair of the Board and Chair of the Compensation and Personnel Committee for the Long Island Power Authority from December 2014 until January 2020. He served as the Senior Vice President and Regional Market Head for Aetna's Medicaid Division from March 2007 until March 2013. Prior to joining Aetna’s Medicaid Division, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen-year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer's qualifications to serve on our Board include his business experience and multiple prior executive positions.

James M. Jenkins has served as a director since 2016. Mr. Jenkins was appointed the Company’s President and Chief Executive Officer effective June 1, 2024 and has served as the Company’s Executive Chairman since August 20, 2023. Mr. Jenkins had previously been serving as Acting President and Chief Executive Officer since February 1, 2024. Mr. Jenkins previously served as Chairman of the Board from February 1, 2023 through August 2023. Mr. Jenkins previously served on our Board from 2012 to 2015 and was a member of our Audit and Corporate Governance Committees. Prior to his appointment as our President and Chief Executive Officer, Mr. Jenkins was the General Counsel and Vice President of Corporate Development for Transcat, Inc. (Nasdaq: TRNS), a provider of calibration, repair, inspection and laboratory services, where he served as Transcat’s chief risk officer and advised management and the board of directors over matters of corporate governance and securities law. He also led Transcat’s acquisition strategy. He joined Transcat in September 2020. Prior to joining Transcat, he was a partner at Harter Secrest & Emery LLP, a regional law firm located in New York State. His practice focused in the areas of corporate governance, and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997.  He is a Chambers rated attorney and served as the Chair of the firm's Securities Practice Group from 2001 to 2020 and as a member of the firm’s Management Committee from January 2007 to January 2013. From 2018 until September 2020, he served as the Partner in Charge of the firm's New York City office. Mr. Jenkins holds a B.A. from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins currently serves on the board of directors of ScanTech AI Systems Inc. (Nasdaq: STAI) and is a member of its audit (Chair) and compensation committees (since December 2024). Mr. Jenkins previously served on the board of directors of Mars Acquisition Corp. until its acquisition by ScanTech AI Systems Inc. and OmniLit Acquisition Corp. from September 2021 to April 2023. Mr. Jenkins’s qualifications to serve on our Board include his corporate governance experience as well his business-related experience.

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                Nikki L. Hamblin has served as a director since April 2021. Ms. Hamblin has served as the Managing Director of Intermediary Sales at Manning & Napier Advisors, LLC, an investment management company, since July 2021.  From September 2019 to July 2021, she served as Director of Advisor Services at Manning & Napier Advisors, LLC. In addition to her current role, she is a member of the firm’s Committee for Diversity & Inclusion.  Previously, she was the Director of Retirement Plan Services at GRP Financial California, LLC, a retirement plan consulting firm, from September 2017 to August 2019 and she served as Vice President, Key Accounts at Manning & Napier from January 2013 to August 2017. Prior to her experience at Manning & Napier, she served as an investment banker specializing in middle-market private and publicly owned mergers and acquisitions and financing transactions.  She obtained a Bachelor of Science degree from Syracuse University and a Master of Business Administration with a concentration in finance from the William E. Simon Graduate School of Business Administration at the University of Rochester and has attained multiple securities and financial planning licenses and designations. Ms. Hamblin’s qualifications to serve on our Board include her investment banking and finance experience.

INCUMBENT DIRECTORS – CLASS I

Terms Expiring in 2026

Name	Age	Position	Director Since

Ronald Herring	64	Director	2023
Melissa Kidd	57	Director	2023

Ronald Herring is the chairperson of the Board of Advisors of C.N. Associates, Inc., a privately owned radiation protection and remediation company. He has served on the C.N. Associates’ Board of Advisors since December 2017 and as its chairperson since January 2020. Before joining C.N. Associates’ Board of Advisors, Mr. Herring retired in 2017 after more than thirty years working in various capacities for MSA Safety Inc., including as Senior Vice President, President MSA International from 2015 until 2017, and as President, International, of MSA safety from 2011 until 2015. In these roles, Mr. Herring was in charge of international operations for MSA Safety. Since his retirement, Mr. Herring has served on various non-profit boards, and he served as the Visiting Executive in Residence at the Katz School of Business at the University of Pittsburgh from January 2018 to August 2023. Because of his extensive expertise in the safety products industry and as an executive of a publicly traded company, the Board considers Mr. Herring qualified to serve as a director.

Melissa Kidd has served as the Senior Vice President, Sales, for Atkore Inc. (NYSE: ATKR) since 2019. Atkore Inc. engages in the manufacture of electrical raceway products. It operates through two segments, Electrical and Safety & Infrastructure.  She joined Atkore Inc. as Vice President/General Manager in July 2017. Prior to joining Atkore Inc., Melissa served as Vice President, AMETEK Brookfield, an industrial R&D and quality instrumentation company based in Middleboro, Massachusetts. Prior to that, Melissa was President, Faradyne Motors, Palmyra, New York, a joint venture between ITT and Pentair Inc. Melissa earned her Masters of Business Administration from Virginia Polytechnic University, in Blacksburg, Virginia, and a Bachelor of Science in Biomedical Engineering from Marquette University, in Milwaukee, Wisconsin. The Board believes that Ms. Kidd’s extensive experience in product sales and business leadership positions at a publicly traded company qualify her to serve as a director of the Company.

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INCUMBENT DIRECTORS ‑ CLASS II

Terms Expiring in 2027

Name	Age	Position	Director Since

Jeffrey T. Schlarbaum	58	Director	2017
Martin G. Glavin	67	Director	2024

Jeffrey T. Schlarbaum has served as a director since 2017 and as Chair of the Audit Committee of the Board since June 2022, currently serving as co-Chair of the Audit Committee with Mr. Glavin. He has served as President and Chief Executive Officer of Spartronics, a leader in complex electronics manufacturing and design services, serving customers in defense, aerospace, space, medical device, instrumentation & control, and life science markets, since December 2022.  Prior to Spartronics, Mr. Schlarbaum was President and Chief Executive Officer of IEC Electronics Corp., a publicly traded electronic manufacturing services company, from February 2015 until December 2022. From February 2013 to June 2013 and from June 2014 to February 2015, Mr. Schlarbaum pursued personal interests. From June 2013 to June 2014, Mr. Schlarbaum served as Chief Operations Officer for LaserMax, Inc., a manufacturer of laser gun sights for law enforcement and the shooting sports community. From October 2010 to February 2013, Mr. Schlarbaum served as President of IEC Electronics Corp. Prior to that, Mr. Schlarbaum served as Executive Vice President and President of Contract Manufacturing of IEC Electronics Corp. from October 2008 to October 2010, Executive Vice President from November 2006 to October 2008 and Vice President, Sales and Marketing from May 2004 to November 2006. Mr. Schlarbaum received a BBA in marketing from National University and an MBA from Pepperdine University. Mr. Schlarbaum’s qualifications to serve on our Board include his business education and multiple prior executive positions at several companies in addition to his current role as President and Chief Executive Officer at Spartronics.

Martin G. Glavin has served as a director since 2024. Mr. Glavin is a retired business executive, most recently serving as President and Chief Operating Officer of iVEDiX, Inc. from 2014 to 2018. Before that role, Mr. Glavin was Managing Director and/or President at a series of business services and technology enterprises, SiGMA Consulting LLC, Navint Consulting LLC, and TriBridge, Inc., founding, growing, and selling each of them. Each of these organizations was active in marketing, product sales, customer training/support, and software development across North America, Europe, Asia, and Africa. Before that, Mr. Glavin spent 12 years with PricewaterhouseCoopers LLP and KPMG, initially spending two years in audit practice and the remaining ten years in management consulting. Currently, Mr. Glavin sits on the board of a privately held innovative software and services company, Three + One, Inc. Mr. Glavin holds a BBA in Accounting from St. Bonaventure University. Mr. Glavin’s qualifications for serving on the Lakeland Board includes his prior executive leadership experiences, and specifically, his expertise in financial accounting and reporting, IT and business development.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEES FOR DIRECTOR

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CORPORATE GOVERNANCE

Lakeland operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.  The Board exercises appropriate discretion in identifying and evaluating any such relationship.  The Board, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s independent directors and director nominees are:  Martin G. Glavin, Nikki L. Hamblin, Ronald Herring, Melissa Kidd, Thomas J. McAteer, and Jeffrey Schlarbaum, representing a majority of the members of the Board.

In determining that Mr. McAteer is independent, the Board considered his role as a consultant of the Company, for which he received a fee of $5,000 per month during fiscal year 2025 as consideration for his consulting services. The Board determined that Mr. McAteer’s limited consulting role did not interfere with his exercise of independent judgment in carrying out his responsibilities as a director of Lakeland. The Company’s engagement of Mr. McAteer as a consultant was terminated effective January 31, 2025.

Lakeland’s independent directors meet in executive sessions when deemed necessary, but generally no less than twice a year.

Board and Committee Meetings and Attendance

The Board has four standing committees – the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Technology Committee. Each committee operates under a written charter adopted by the Board and each charter is available without charge on our website at www.lakeland.com under the heading “Investor Relations-Governance.”  Hard copies may also be obtained, without charge, by writing to our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

During the fiscal year ended January 31, 2025, there were nine meetings of the Board; five meetings of the Audit Committee; seven meetings of the Compensation Committee; and five meetings of the Nominating and Governance Committee.  The Technology Committee was formed on January 31, 2025 and did not hold any meetings during the fiscal year ended January 31, 2025. Each director attended at least 75% of the aggregate number of meetings of the Board, and the respective committees of which he or she is a member, during the period for which he or she was a director during the fiscal year ended January 31, 2025.

Audit Committee

As of the date of this Proxy Statement, the members of our Audit Committee are Martin G. Glavin (Co-Chair), Jeffrey Schlarbaum (Co-Chair) and Ronald Herring. Each member of the Audit Committee has been determined by the Board, as reviewed on an annual basis, to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules.  Our Board has determined that each of Mr. Glavin and Mr. Schlarbaum is an “audit committee financial expert” within the meaning of applicable SEC rules based upon, among other things, educational background and experience and having served in chief executive officer roles in which they oversaw or assessed the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

The formal report of our Audit Committee is included in this Proxy Statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•

the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any internal control-related services and permitted non-audit services that may be performed by them;

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•	the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles;
•	together with the Board and Technology Committee, oversight and review of with management of the Company’s cybersecurity program and contingency plans on a quarterly basis; and
•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

Compensation Committee

As of the date of this Proxy Statement, the members of our Compensation Committee are Thomas J. McAteer (Chairman), Nikki Hamblin, and Melissa Kidd. All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•	approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objects and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•	reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
•	evaluating the level and form of compensation for the Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•	advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;
•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•	reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our Proxy Statement and recommending that such disclosures be included in our Proxy Statement.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons, except the Compensation Committee has delegated the power to make equity grants and awards to certain employees of the Company (other than grants and awards to any Company director or any officer subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), subject to the limitations set by the Compensation Committee. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of our Nominating and Governance Committee are Nikki Hamblin (Chair), Melissa Kidd, and Thomas J. McAteer.  All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•	considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;

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•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board;
•	reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•	reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Technology Committee

On January 31, 2025, on the recommendation of the Nominating and Governance Committee, the Board established the Technology Committee of the Board.  The initial members of the Technology Committee are Martin G. Glavin (co-Chair), Jeffrey T. Schlarbaum (co-Chair), and Thomas J. McAteer. All of the members of the Technology Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  The purpose of the Technology Committee is to assist the Board in fulfilling its oversight responsibility with respect to the overall role of technology in executing the business strategy of the Company, as well as the oversight of related risks, including technology strategies, major technology investments, the Company’s cybersecurity program, operational performance and technology trends. The Technology Committee’s responsibilities include, among other things:

•	reviewing the Company’s overall technology strategy, including digital, and the annual budget for the Company’s technology program;
•	overseeing the Company’s cybersecurity program, capabilities, and resilience;
•	assisting management with its determination as to whether a cybersecurity incident or breach is material to the Company;
•	reviewing governance of technology design and of technology and data architecture decisions;
•	reviewing significant technology capital investments and expenditures and significant software development projects, at planning stages and at key milestones;
•	reviewing existing and future trends in technology (including those related to artificial intelligence) that may affect the Company’s strategic plans, including monitoring of overall industry and competitor trends;
•	overseeing the major risks to the Company, including third-party risks, arising from its technology, digital and data strategies (including with respect to artificial intelligence), its legacy systems, and its related investments and operations, technology-related business continuity and disaster recovery programs, and its cybersecurity program, and management efforts to mitigate those risks;
•	receiving and reviewing reports from management and the Company’s internal audit function concerning the Company’s technology operations; and
•	reporting to the Board on major items covered at meetings of the Technology Committee.

Corporate Responsibility Programs

As a company dedicated to protecting and improving the health and safety of workers, and their families, around the world, we believe that corporate responsibility is critical to successfully executing our mission.  Consistent with this belief, the Board is committed to assuring that the Company’s corporate responsibility program flourishes and benefits our employees and the communities where we operate around the world. The Nominating and Governance Committee and the Board exercise oversight and provide direction to the executive team with regard to the Company’s corporate responsibility programs and policies.  The Board considers sound stewardship of these matters critical to development of the Company’s work force, the sustainability of its supply chain, and sound corporate citizenship.  The executive team is charged with maintaining and implementing these policies and programs and reports, at regular intervals, to the Nominating and Governance Committee and the Board on progress and the status of this program and its elements.  The corporate responsibility program consists of policies, statements, and internal reporting covering the following program elements:

•	Global Code of Business Conduct
•	Code of Ethics for CEO and Senior Financial Officers

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•	Supplier Code of Conduct
•	Global Human Rights Policy
•	Global Environmental Policy
•	Global Policy on Conflict Minerals
•	Global Workplace Health & Safety Policy
•	Whistleblower Policy
•	Global Policy on Insider Trading

Copies of the Company’s corporate responsibility programs and policies can be found on our website at www.lakeland.com under the heading “Investor Relations-Governance.”

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•	in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the annual meeting was made; and

•	in the case of a special meeting, not less than 90 days nor more than 120 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the special meeting was made.

The stockholder’s notice to the Secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director
○	the nominee’s name, age, business address and residence address;
○	the nominee’s principal occupation and employment;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the nominee; and

○

any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

•	as to the stockholder giving the notice
○	the stockholder’s name and record address;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the stockholder;

○

a description of any proxy, contract, arrangement, understanding, or relationship between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;

○

a representation by the stockholder that the stockholder is a holder of record of stock of Lakeland entitled to vote at such meeting by proxy at the meeting to nominate the person or persons named in the stockholder’s notice; and

○

any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

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A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting in the case of the update and supplement requirement to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.  The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our annual meetings of stockholders, as provided in our Corporate Governance Guidelines.  All of our directors then in office attended the annual meeting of stockholders held on June 13, 2024.

Corporate Governance Guidelines and Practices

We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines.  A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the heading “Investor Relations-Governance-Corporate Governance Guidelines.”  Below are some highlights of our corporate governance guidelines and practices:

○	Board Independence. We believe that the Board should be comprised of a majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has seven directors, six of whom are independent directors under the applicable NASDAQ rules and one of whom, Mr. Jenkins, who is a Class III director nominee, serves in an employment capacity as President, Chief Executive Officer and Executive Chairman and is a current member of management. The Board has determined that two of the three Class III director nominees, Mr. McAteer and Ms. Hamblin, are also independent.
○	Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable NASDAQ rules.
○	Board and Executive Leadership Structure. In January 2024, the Board elected to combine the Company’s chief executive officer and board chair roles when it appointed James M. Jenkins to serve as Acting President and Chief Executive Officer in addition to his role as Executive Chair of the Board. As President, Chief Executive Officer and Executive Chair, Mr. Jenkins serves as a bridge between the Board and management, providing our Board with strong leadership and firsthand knowledge of management’s execution of our strategic priorities, which the Board believes is optimal at this time. The decision whether to combine or separate these positions depends on what our Board deems to be in the best interest of stockholders in light of prevailing circumstances at the time of the evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations. When Mr. Jenkins was initially appointed as Executive Chair on August 30, 2023, the Board appointed Thomas J. McAteer as Lead Independent Director. The Lead Independent Director chairs the meetings of independent directors and possesses any other responsibilities that the independent directors as a whole might designate from time to time. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.
○	Clawback Policy. In November 2023, we adopted a Compensation Recoupment Policy (the “Clawback Policy”), in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act, including all of our Named Executive Officers. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover erroneously awarded incentive compensation from such officers during a three-year look back period.
○	Global Policy on Insider Trading. We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Global Policy on Insider Trading governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the applicable rules and regulations of The Nasdaq Stock Market, LLC. A copy of the Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended January 31, 2025.

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○	Anti-Hedging and Anti-Pledging Policy. The Company’s Global Policy on Insider Trading prohibits the Company’s officers, directors and employees, from engaging in hedging or monetization transactions and from holding Company securities in margin accounts or pledging securities as collateral for a loan.
○	Stock Ownership Guidelines for Executive Officers and Directors. The Company’s Long-Term Incentive Plan (the “LTIP”) provides that the Chief Executive Officer must own Company shares with a fair market value equal to at least four times his or her base salary, each other executive officer of the Company must own Company shares with a fair market value equal to at least two times his or her base salary, and directors must own Company shares with a fair market value equal to at least two times his or her annual cash retainer. Dispositions of shares obtained from equity awards will be prohibited unless such ownership requirements are met at the time of the proposed disposition.
○	Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.
○	Directors Are Subject to our Global Code of Business Conduct. Board members must act at all times in accordance with the requirements of our Global Code of Business Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and is subject to the approval of, the Board, or the Audit Committee.
○	Board Engagement. The Board has regularly scheduled presentations from our finance and major business operations personnel.
○	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board, as a whole and through its committees, is responsible for the oversight of risk management.  The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework.  Specific committees of the Board are responsible for overseeing specific types of risk.  Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including the Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter.  Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations.  Our Audit Committee and Technology Committee, together with the Board, oversee and review with management the Company’s cybersecurity program and contingency plans on a quarterly basis.  Our Audit Committee reviews cybersecurity risks and steps that management has taken to protect against threats to the Company’s information systems and security.  Our Technology Committee oversees the Company’s cybersecurity program, capabilities, and resilience; assists management with its determination as to whether a cybersecurity incident or breach is material to the Company; and reviews management and internal audit reporting regarding internal audit results pertaining to technology and cybersecurity controls.  Our Board monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity.  Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk.  Our Audit Committee reviews any employee reports regarding suspected violations of our Global Code of Business Conduct (the “Code of Ethics”).  Each of our committees of the Board regularly delivers reports to the members of the Board, in order to keep the Board informed about what transpires at committee meetings.  In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Code of Ethics

The Board adopted our Code of Ethics that applies to all officers, directors and employees.  The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner.  The Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.”  The Board has also adopted a Code of Ethics for CEO and Senior Financial Officers (the “Senior Officer Code of Ethics”) that is applicable to our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer and controller.  The Senior Officer Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Code of Ethics for CEO and Senior Financial Officials.”  Amendments to, and waivers from, the Senior Officer Code of Ethics will be disclosed at the same website address provided above and, in such filings, as may be required pursuant to applicable law or listing standards.  We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from, a provision of our Senior Officer Code of Ethics by posting such information on our website at www.lakeland.com under the heading “Investor Relations-Governance-Code of Ethics for CEO and Senior Financial Officials.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an officer or employee of Lakeland, and none of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

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DIRECTOR COMPENSATION

For the fiscal year ended January 31, 2025, the compensation structure for our non-employee directors was as follows:

•	an annual Board retainer in the amount of $70,000;
•	an annual Board grant of restricted stock units (“RSUs”) having a value equal to $65,000;
•	an additional annual retainer of $20,000 for each of the Vice Chair of the Board (if any), lead independent director (if applicable), and Audit Committee Chair;
•	an additional annual retainer of $7,500 for each of the Compensation Committee Chair and each member of the Audit Committee;
•	an additional annual retainer of $6,000 for the Nominating and Governance Committee Chair;
•	an additional annual retainer of $3,750 for each member of the Compensation Committee; and
•	an additional annual retainer of $3,000 for each member of the Nominating and Governance Committee.

Our non-employee directors no longer have the option to receive their fees in shares of our common stock or other equity awards.

Following the Company’s 2024 Annual Meeting on June 13, 2024, each of our non-employee directors then serving on the Board received awards of 2,842 time-based RSUs under our 2017 Equity Incentive Plan, which vest in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date.

Members of the Board of Directors are reimbursed for all travel-related expenses to and from meetings of the Board and committees.  Directors who are also officers of the Company are not compensated for their duties as directors.

Effective February 1, 2025, the compensation structure for our non-employee directors was adjusted as follows:

•	an annual Board grant of RSUs having a value equal to $75,000;
•	an additional annual retainer of $85,000 for the lead independent director (if applicable);
•	an additional annual Board grant of RSUs having a value equal to $30,000 for the lead independent director (if applicable);
•	a one-time grant of 3,000 RSUs for each member of the Technology Committee, to be granted on the date of the 2025 Annual Meeting.

DIRECTOR COMPENSATION - FISCAL 2025

The following table sets forth compensation paid by the Company to our directors during the fiscal year ended January 31, 2025.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compen-sation ($)		Total ($)

Nikki L. Hamblin	$87,500	$64,997	--	--	--		$152,497
Ronald Herring	$77,500	$64,997	--	--	--		$142,497
Martin G. Glavin	$80,625	$64,997	--	--	--		$145,622
Melissa Kidd	$76,750	$64,997	--	--	--		$141,747
Thomas McAteer	$100,500	$64,997	--	--	$60,000	(3)	$225,497
Jeffrey Schlarbaum	$90,000	$64,997	--	--	--		$154,997

(1)

James M. Jenkins, our President, Chief Executive Officer and Executive Chairman, is not included in the table above as he was an employee of the Company during fiscal 2025 and, therefore, did not receive any additional compensation for the services that he provided as director. From February 1 through May 31, 2024, when Mr. Jenkins was serving as Executive Chairman and Acting President and Chief Executive Officer of the Company, he received compensation in an annualized amount of $250,000 as compensation for his service as Executive Chairman and did not receive compensation as a non-employee director. Upon his appointment as permanent President and Chief Executive Officer of the Company, effective June 1, 2024, Mr. Jenkins received an annual base salary of $525,000, participation in the Company’s annual incentive plan with a target bonus of 100% of base salary, participation in the Company’s LTIP with an annual LTIP equity award of 100% of base salary comprised of a 50-50 mixture of time-based restricted stock units that vest ratably over three years and performance-based restricted stock units that vest based on achievement of identified performance measures for the applicable performance period, a one-time equity award grant on June 1, 2024 of 25,000 time-based restricted stock units that vest in full and settle into common stock of the Company on a one-for-one basis three years from the date of grant, and a one-time equity award grant on June 1, 2024 of 20,000 stock options, each representing a right to purchase a share of common stock of the Company, which vest in full on the third anniversary of the date of grant. The compensation that Mr. Jenkins received in the fiscal year ended January 31, 2025, is included in the Summary Compensation Table.

(2)

Represents the aggregate grant date fair value of RSUs granted to our non-employee directors during the fiscal year ended January 31, 2025. The assumptions used to calculate the fair value are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, as filed with the SEC.

As of January 31, 2025, each of our non-employee directors held 2,842 unvested RSUs.

(3)

Mr. McAteer provided executive coaching and consultant services to the Company during fiscal year 2025 pursuant to a Consultant Agreement under which Mr. McAteer was entitled to receive $5,000 per month during the consulting term. He received $60,000 under this contract during fiscal year 2025. The consulting arrangement between Mr. McAteer and the Company was terminated effective January 31, 2025.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF RSM US LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2026 and has directed that management submit the selection of RSM as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of RSM is expected to be available at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

We are not required under our Bylaws, any other governing documents or applicable law to seek stockholder ratification of the selection of RSM as our independent registered public accounting firm. However, the Audit Committee seeks to have the selection of RSM ratified as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to ratify the selection of RSM. You may vote “for,” “against” or “abstain.”  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Change in Certifying Accountant

As reported in the Company’s Current Report on Form 8-K filed on October 18, 2024, we dismissed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm effective as of October 11, 2024. The decision to dismiss Deloitte was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Deloitte regarding the Company’s financial statements for the fiscal years ended January 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 31, 2024 and 2023, and during the subsequent interim period from January 31, 2024 through October 11, 2024, the date of dismissal, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Deloitte would have caused it to make reference to such disagreement in its reports for such periods.

No “reportable events” as described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended January 31, 2024 and 2023, or subsequently up to October 11, 2024, except for the material weakness in the Company’s internal control over financial reporting, as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended January 31, 2023, filed with the SEC on April 17, 2023, related to the Company’s failure to design, implement, and/or consistently operate effective controls over its foreign subsidiary currency translation or remeasurement to ensure the foreign subsidiary’s account balances were accurately stated in the consolidated financial statements. This material weakness was remediated as of January 31, 2024, as previously reported in the Company’s Annual Report on Form 10-K for the year ended January 31, 2024, filed with the SEC on April 11, 2024. This reportable event was discussed among the Audit Committee and Deloitte. Deloitte has been authorized by the Company to respond fully to the inquiries of RSM concerning this reportable event.

The Company provided Deloitte with a copy of the foregoing disclosure and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of the letter of Deloitte to the SEC, dated October 18, 2024, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on October 18, 2024.

On October 11, 2024, the Audit Committee of the Board of Directors of the Company, resolved to, and did, cause the Company to engage RSM as the Company’s independent auditor for the quarter ended October 31, 2024.

During the fiscal years ended January 31, 2024 and 2023 and through the date the Company selected RSM as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted RSM regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” or a “reportable event.”

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2025.

The Audit Committee acts pursuant to a written charter. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held five meetings during the fiscal year ended January 31, 2025.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ rules and the rules and regulations of the SEC. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2025, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with RSM, Lakeland’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) standards and the SEC. The Audit Committee received the written disclosures and the letter from RSM required by the applicable requirements of the PCAOB and discussed with RSM its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by RSM is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2025 for filing with the SEC.

During fiscal 2025, the Audit Committee met with management and Lakeland’s independent registered public accounting firm and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accounting firm and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accounting firm is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accounting firm without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee:

Martin G. Glavin, Co-Chair

Jeffrey Schlarbaum, Co-Chair

Ronald Herring

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INDEPENDENT AUDITOR FEE INFORMATION

On October 11, 2024, the Audit Committee appointed RSM as the independent registered public accounting firm to audit the financial statements for the fiscal year ended January 31, 2025.  For fiscal 2024 and during fiscal 2025 until October 11, 2024, Deloitte served as the Company’s independent registered public accounting firm.

Fees billed for services by RSM during fiscal 2025 and Deloitte during fiscal 2024 are as follows:

	RSM	Deloitte
	Fiscal 2025(1)	Fiscal 2024
Audit Fees	$909,997	$1,230,000
Audit-Related Fees	200,000	467,100
Tax Fees	--	--
All Other Fees	--	--
Total	$1,109,997	$1,677,100

(1)	Amounts in this column represent fees relating to services rendered during the period from October 11, 2024 through January 31, 2025.

Audit Fees

Includes fees billed for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of financial statements included in our Forms 10-Q and other filings with the SEC. Additionally, Audit Fees for fiscal 2025 include fees related to issuance of a comfort letter in connection with our public offering of common stock in January 2025.

Audit-Related Fees

Includes certain services that are reasonably related to the performance of the audit or review of Lakeland’s consolidated financial statements and fees for acquisition related services.

Tax Fees

Includes service for tax compliance, tax advice and tax planning.

All Other Fees

Includes fees billed for services not classified in any of the above categories.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services.  The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable.  In some cases, pre-approval may be provided by the full committee for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.  During the year ended January 31, 2025, all audit and audit-related services were approved in advance by the Audit Committee in compliance with these procedures.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). See “Executive Officer Compensation.” Accordingly, you may vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This non-binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” Although this vote is non-binding, the Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

Our Board has adopted a policy of providing for annual advisory (non-binding) votes from stockholders on executive compensation until our Board determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next say on pay vote will occur at the 2026 Annual Meeting, and the next required advisory (non-binding) vote on the frequency of say on pay votes occurs at the 2030 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

NAME	POSITION	AGE
James M. Jenkins (1)	President, Chief Executive Officer and Executive Chairman	60
Roger D. Shannon	Chief Financial Officer and Secretary	60
Hui (Helena) An	Chief Operating Officer	51
Laurel A. Yartz	Chief Human Resources Officer	52
Barry Phillips	Chief Revenue Officer - Fire	65
Cameron S. Stokes	Chief Commercial Officer – Global Industrials	58

(1)	Mr. Jenkins’ biography is included under the heading “Election of Directors.”

Roger D. Shannon has been our Chief Financial Officer since February 1, 2023 and our Secretary since February 1, 2024.  From June 2019 to October 2022, Mr. Shannon was Chief Financial Officer and Treasurer of Charah Solutions. From November 2015 to June 2019, Mr. Shannon served in various roles for ADTRAN, a publicly-traded provider of next-generation networking solutions, including Chief Financial Officer, Senior Vice President of Finance, Treasurer and Head of Corporate Development at ADTRAN. Mr. Shannon also served as Chief Financial Officer and Treasurer for Steel Technologies and various senior finance roles at the Brown-Forman Corporation, British American Tobacco, and accounting positions at Vulcan Materials Company, Lexmark International and KPMG. Mr. Shannon has served on the board of directors of Elauwit Connections, Inc. since November 2024. Mr. Shannon holds a B.S. in Accounting from Auburn University and a Masters of Business Administration from the University of Georgia. He is a Certified Public Accountant (inactive) and a Chartered Financial Analyst (CFA®).

Helena An has served as our Chief Operating Officer since April 6, 2023.  Ms. An previously served as our Vice President of Procurement and Asia Manufacturing since 2018.  Ms. An has been with Lakeland for over 25 years in various procurement and manufacturing leadership positions. During her tenure she has been instrumental in establishing Lakeland's first manufacturing facility in China and led the team that started up our Vietnam operation. Ms. An is experienced in manufacturing operations, raw material sourcing/supplier relationships, outsourcing partnerships across Asia and supply chain management. Ms. An is a graduate of Qingdao University of Science & Technology and holds an MBA from the University of Otago, New Zealand.

Laurel A, Yartz has served as our Chief Human Resources Officer since August 1, 2024.   Ms. Yartz most recently served as the Senior Human Resources Leader for Lewis Services from July 2023 until June 2024.  She has held positions of increasing responsibility at leading global companies, including at CooperVision, Inc. as Senior Human Resources Director, Americas (Commercial) and Global IT from July 2020 until June 2023, at Corning Incorporated as Senior Human Resources Leader for Corning Shared Services from August 2019 until July 2020 and for Corning Information Technology from August 2017 until August 2019, and previously at Thermo Fisher Scientific, Carestream, University of Rochester Medical Center, and American Standard Brands. She earned her Masters of Business Administration from the University of Rochester, William E. Simon School of Business and a Bachelor of Science in Business Administration (Human Resources Management & Strategic Management Concentrations) from California State University, Sacramento.

Barry G. Phillips has served as our Chief Revenue Officer – Fire since June 17, 2024.  Mr. Phillips brings over 37 years of experience in global sales leadership, product development, revenue growth, and strategic market development, particularly in the fire service, first responder and industrial safety sectors.  Before joining Lakeland, Mr. Phillips served as the Chief Revenue Officer of Witmer Public Safety Group, Inc. from September 2020 until June 2024, and as the Vice President for Global Sales and Vice President of Sales and Marketing from 2015 until 2020.  His extensive background includes senior roles at leading safety product manufacturers and distributors, where he successfully led global B2B sales, marketing, service, and operations teams. Mr. Phillips has a proven track record of transforming sales organizations and driving significant revenue growth across numerous safety-focused industries. His extensive leadership in fire services organizations and industry standards associations, as well as his ability to drive growth and value through the development and execution of strategic sales plans, make him a valuable addition to our team as we continue to grow our global fire services business.

Cameron S. Stokes has served as our Chief Commercial Officer – Global Industrials since January 31, 2025.  Previously Mr. Stokes was our Vice President of Global Industrial Sales since June 17, 2024. Mr. Stokes is a seasoned sales and marketing executive who focuses on driving multimillion-dollar revenue growth and expanding market share in industrial safety products. His strategic vision and leadership have been demonstrated in his previous roles, most recently at Ansell Limited, where he served as Senior Director for North American Sales from January 2021 until December 2023 and as National Sales Director from 2015 until January 2021. At Ansell, he executed a strategic transition from a transactional model to a premium, value-centric sales approach. Mr. Stokes' expertise in industrial product market dynamics and customer needs will be instrumental in our efforts to penetrate new markets, increase our market share and optimize our global sales operations.

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EXECUTIVE OFFICER COMPENSATION

The Company is both an accelerated filer and a smaller reporting company. For purposes of executive officer compensation, the Company is governed by the disclosure rules applicable to smaller reporting companies. Therefore, the following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

EXECUTIVE COMPENSATION OVERVIEW

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

•	Increase stockholder value;
•	Increase the overall performance of the Company;
•	Attract, motivate and retain experienced and qualified executives; and
•	Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a significant portion of that compensation should be incentive based - linked to the performance of the Company. Consistent with Company philosophy and objectives, executive compensation is weighted heavily toward incentive compensation that is based on target performance metrics that are common to all incentive compensation throughout the Company.  These targets are recommended by the executive team and are subject to approval by the Compensation Committee.  Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary, cash bonus, benefits, and equity incentives. The Company seeks to have incentive compensation comprise between 50% and 60% of total executive compensation, at target performance levels. A reasonable portion of the compensation packages for executive officers is in the form of time-based and performance-based RSU grants, which are intended to provide incentives to executive officers to achieve long-term growth in the earnings and price of the Company’s common stock and enhance executive retention. Additional annual incentive cash bonus opportunities based on pre-established performance goals as determined by the Compensation Committee are utilized to make adjustments necessary to maintain the competitiveness of executive compensation without compromising the Company’s commitment to keeping executive incentive compensation greater than 50% of total compensation. Overall compensation levels are intended to be set such that there must be growth in the market price of the Company’s common stock and growth in the Company’s financial performance parameters in order for executive officers to achieve a competitive compensation level.

The Compensation Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of financial goals by the Company. For fiscal 2025, incentive components of RSU grants and incentive-based cash bonuses were based upon levels of aggregate three-year revenue, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) margin and free cash flow margin for the performance-based portion of the long-term incentive equity awards and revenue growth, Adjusted EBITDA, and free cash flow margin for the short-term incentive cash bonuses. These incentives were intended to keep the executive team focused on the core goal of overall long-term corporate performance.

When setting or recommending compensation levels, the Compensation Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives.

The Compensation Committee believes that the level of total compensation, including base salary, bonus, equity grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Compensation Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Compensation Committee has gained in his or her own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to market conditions, information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses and information provided by Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation. The Compensation Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

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The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2025. “Named executive officers” refers to those executive officers named in the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). The Compensation Committee reviews base salaries from time to time and at least annually, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Compensation Committee and the Board.

Annual Cash Bonus Plan. The Company has historically granted its annual bonuses to executive officers pursuant to its short-term incentive cash bonus plan based on corporate performance, as measured by reference to factors which the Compensation Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. With respect to the fiscal year ended January 31, 2025, the Compensation Committee approved a bonus program pursuant to which the named executive officers, as well as other key employees, would earn bonuses based upon defined corporate performance goals and individual financial and operational parameters. The Compensation Committee set corporate performance goals tied to revenue growth (weighted at 35%), Adjusted EBITDA margin (weighted at 35%), free cash flow margin (weighted at 15%), and individual performance goals for each executive officer (weighted at 15%) for the annual cash bonus program for the fiscal year ended January 31, 2025, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 200% of target for performance at the maximum level.  Mr. Jenkins’s target bonus for fiscal 2025 was 100% of his base salary, Mr. Shannon’s target bonus for fiscal 2025 was 50% of his base salary, and Ms. An’s target bonus for fiscal 2025 was 45% of her base salary.

Equity Awards. A third component of executive officers’ compensation is grants of equity awards, which may be in the form of shares of restricted stock, RSUs (time-based and performance-based), or stock options, issued pursuant to our stock plans then in effect; although the Compensation Committee may consider using other equity-based incentives in the future. The Compensation Committee grants equity awards to the Company’s executive officers in order to align their interests with the interests of the stockholders.  Restricted stock, RSU, and stock option grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Our executive officers received grants of RSUs, and in some cases stock options, in fiscal 2025, each in accordance with the terms of our 2017 Equity Incentive Plan. Half of the annual equity awards granted to our named executive officers in fiscal 2025 are comprised of RSUs that vest based solely on the passage of time (ratably over three years beginning with the first anniversary of the date of grant), and the other half of the RSUs vest at the end of a three-year performance period, based upon achievement of aggregate three-year revenue (20%), EBITDA margin (20%), and free cash flow margin (10%) performance measures. At the end of the three-year performance period, a number of the performance-based RSUs will vest, if any, based on the performance levels achieved, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 150% of target for performance at the maximum level.

Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Compensation Committee and reflect a number of elements including recommendations by our Chief Executive Officer as to the other executive officers based on evaluation of their performance and the other factors described above. The Compensation Committee also considers the recommendations and analysis of Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation.  The Compensation Committee works closely with the Chief Executive Officer in establishing compensation levels for the other executive officers. Our Chief Executive Officer and the individual executives engage in discussions regarding the executive’s salary, and the Chief Executive Officer reports on such discussions and makes his own recommendations to the Compensation Committee. The Compensation Committee will separately discuss with the Chief Executive Officer any proposed adjustment to his or her own compensation. The Compensation Committee sets the compensation level for the Chief Executive Officer and the other executive officers and reports to the Board on all changes in executive compensation. Salary levels and other aspects of compensation for the Chief Executive Officer and the Chief Financial Officer were historically set forth in employment agreements, with periodic reviews and adjustments by the Compensation Committee; however, the Compensation Committee decided to move away from employment agreements beginning in fiscal year 2025, and effective as of February 1, 2025, the Company no longer has any employment agreements with its executive officers.

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The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching a portion of employee contributions to the Company’s 401(k) plan.

Employment Agreements. As discussed above under “Setting Executive Compensation,” the Compensation Committee decided to move away from employment agreements with our executive officers beginning in fiscal year 2025, and effective as of February 1, 2025, the Company no longer has any employment agreements with its executive officers. The employment agreements that were in effect for our named executive officers in 2025 are described in more detail under the caption “Narrative to Summary Compensation Table” below.

Taxation and Accounting Matters. The Compensation Committee has considered the accounting and tax impact of various elements of compensation provided to our executive officers to balance the potential cost to us with the benefit and value of the compensation to the executive officers, but those considerations have generally not been a material factor in determining amounts of compensation for our executive officers.

Stock Ownership and Clawback Requirements.  The Compensation Committee has established Equity Retention Requirements and restrictions on equity awards for directors and executives.  These retention requirements and restrictions are consistent with practices within the Company’s peer group and are designed to increase alignment of executive and stockholder interests.  The retention requirements establish minimum equity positions, as a multiple of annual salary, that must be maintained by directors and executives prior to disposing of any shares acquired under the incentive plan.  These requirements are outlined below:

Title	Minimum Ownership Requirement
CEO	4 times base salary
Other Officers	2 times base salary
Directors	2 times cash retainer

In addition to the minimum ownership requirements, the Compensation Committee has put in place additional restrictions on director and executive equity grants under the LTIP.  These restrictions are summarized below:

•	Limited Disposition of Shares Awarded Under the Plan
○	Disposition of shares is not allowed until minimum ownership levels are attained.
○	Dispositions after attainment of ownership minimums are limited to 50% of issued awards.
•	Anti-Hedging and Anti Pledging Policy
○	Shares obtained or available under the equity award plan may not be hedged or pledged for any purpose.
•	Clawback Provisions
○

The 2017 Equity Incentive Plan and the LTIP specify that grants made thereunder will be subject to the Company’s clawback policies as in effect from time to time. In accordance with the Clawback Policy adopted in November 2023, Lakeland will recoup vested or unvested incentive-based cash bonuses and equity awards issued or paid to the Company’s executive officers in the event Lakeland is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

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Equity Grant Practices.  Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee generally approves an annual grant of equity awards consisting of time- and performance-based restricted stock units to our executive officers, including each of the NEOs, during the regular meeting of the Compensation Committee in April. Annual grants of equity awards consisting of time-based restricted stock units to independent members of the Board are generally approved in mid-June following the Annual Meeting. In special circumstances, such as the hiring or promotion of an individual or where the Compensation Committee determines it is in the best interest of the Company, the Compensation Committee may approve grants of out-of-cycle equity awards, potentially including stock options or similar awards. For example, in connection with his promotion to Chief Executive Officer, effective June 1, 2024, the Compensation Committee granted Mr. Jenkins stock options on June 1, 2024. The Compensation Committee does not take material nonpublic information (“MNPI”) into account when determining the timing or terms of any option award, and the Company does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation and may change its equity grant practices in the future.

As discussed above, during fiscal year 2025, the Company granted stock options to Mr. Jenkins on June 1, 2024. On June 5, 2024, the Company filed a Current Report on Form 8-K to disclose a copy of its June 4, 2024 press release announcing the Company’s financial results for the first quarter ended April 30, 2024 and to furnish a copy of the supplemental slides to be discussed during the company’s June 5, 2024 earnings call.  Additionally, on June 6, 2024, the Company filed a Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2024. See the table below for additional information.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information(1)

James M. Jenkins	06/01/2024	20,000	$18.43	$237,200	16.98%

(1)

Reflects the percentage change in the closing market price of our Common Stock between the trading day ending immediately prior to the Form 8‑K filing ($18.85 on June 4, 2024) and the trading day beginning immediately following the disclosure of material nonpublic information ($22.05 on June 6, 2024).

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SUMMARY COMPENSATION TABLE

The table below sets forth all salary, bonus and other compensation paid (or payable in respect of bonuses) to our principal executive officer and each of the two highest paid executive officers other than the principal executive officer (our “named executive officers”) for the fiscal years ended January 31, 2025 and 2024. As used in this Proxy Statement, FY refers to a fiscal year ended January 31. For example, FY24 refers to the fiscal year ended January 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation($)	All Other Compensation(3) ($)	Total ($)
James M. Jenkins, Chief Executive Officer and President	2025 2024	$341,643 --	-- --	$985,746 --	$237,200(4) --	$277,548(5) --	$87,901 --	$1,930,038 --
Roger Shannon, Chief Financial Officer and Secretary	2025 2024	$358,154 $291,923	-- --	$640,746 $254,178	-- $238,893(6)	$145,621 $233,243	$11,844 $4,442	$1,156,365 $1,022,679
Hui (Helena) An, Chief Operating Officer	2025 2024	$333,000 $265,923	-- --	$398,645 $274,859	-- --	$121,958 $212,835	$4,375 $9,307	$857,978 $762,924

(1)

The amounts in this column represent the aggregate grant date fair value of the RSU awards to the applicable named executive officer. During fiscal year 2024, Mr. Shannon and Ms. An each received a performance-based stock award, and during fiscal year 2025, all three of our named executive officers received a performance-based stock award.

In addition, in fiscal year 2025, Mr. Jenkins received a one-off RSU award having a grant date fair value of $460,750; Mr. Shannon received three one-off RSU awards having grant date fair values of $29,167, $230,625, and $92,950, respectively; and Ms. An received three one-off RSU awards having grant date fair values of $29,167, $92,250, and $92,950. In fiscal year 2024, Mr. Shannon received a one-off RSU award having a grant date fair value of $29,167, and Ms. An received two one-off RSU awards having grant date fair values of $29,167 and $145,700, respectively.

Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Assumptions used in the calculation of this amount are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2025, as filed with the SEC. With respect to the performance-based portions of the amounts reported in this column, we have assumed performance at the target level. If maximum performance is achieved, the total amounts would be, for fiscal year 2024: Mr. Shannon—$310,428, and Ms. An—$299,867; and for fiscal year 2025: Mr. Jenkins—$1,116,995, Mr. Shannon—$712,747, and Ms. An—$444,715.

(2)

The values of option awards listed in this column are the grant date fair values computed in accordance with ASC 718 as of the grant date. Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions.

(3)

For fiscal 2024 and 2025, represents Company contributions to 401(k) Plan and, with respect to Mr. Jenkins only, $82,877 for compensation relating to service as Executive Chairman of the Board of Directors prior to being named our permanent President and Chief Executive Officer effective June 1, 2024.

(4)	Assumptions used in the calculation of this amount were: expected volatility of 57%, expected dividend yield of 0.00%, an assumed risk-free interest rate of 3.398% and expected term 10 years.

(5)	Mr. Jenkins elected to take $200,000 of this amount in the form of a time-based RSU award, which was granted to Mr. Jenkins in April 2025.

(6)	Assumptions used in the calculation of this amount were: expected volatility of 57%, expected dividend yield of 0.50%, an assumed risk-free interest rate of 3.398% and expected term 10 years.

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NARRATIVE TO SUMMARY COMPENSATION TABLE

A summary of the compensation terms payable to our named executive officers is set forth below.

James M. Jenkins. Upon his appointment to the role of President and Chief Executive Officer on June 1, 2024, Mr. Jenkins received:

•	an annual base salary of $525,000;
•	participation in the Company’s annual incentive (cash bonus) plan, with a target bonus of 100% of base salary;
•	participation in the Company’s LTIP, with an annual target LTIP equity award of 100% of base salary comprised of a mixture of time-based restricted stock units that vest ratably over three years (50%) and performance-based restricted stock units that vest based on achievement of identified performance measures for the applicable performance period (50%);
•	a one-time equity award grant of 25,000 time-based RSUs having a grant date fair value of $460,750; and
•	a one-time equity award grant on June 1, 2024 of 20,000 options, each representing a right to purchase a share of common stock of the Company, which vest in full on the third anniversary of the date of grant.

Mr. Jenkins does not serve pursuant to any written employment agreement. Mr. Jenkins is eligible to participate in the Company’s 2017 Equity Incentive Plan (with any awards granted to Mr. Jenkins as determined in the discretion of the Compensation Committee), the Amended and Restated Lakeland Industries, Inc. Severance and Change in Control Plan, and any other equity or compensation plans of the Company as may become effective, in the discretion of the Compensation Committee. Mr. Jenkins participated in the Company’s benefit plans and was entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. The payments to Mr. Jenkins in connection with termination are discussed below under “Potential Payments Upon Termination.”

Roger D. Shannon. Mr. Shannon has served as Chief Financial Officer of the Company since February 1, 2023.  Mr. Shannon was previously party to a written employment agreement with the Company, the term of which commenced on February 1, 2023 and was not renewed following its expiration by its terms on January 31, 2025. Since February 1, 2025, Mr. Shannon has continued to serve as the Company’s Chief Financial Officer on an at-will basis. The employment agreement provided that Mr. Shannon would receive an annual base salary of $300,000, subject to annual review by the Compensation Committee, and would participate in the Company’s annual incentive bonus program. Pursuant to his agreement, Mr. Shannon was also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. Following the termination of his written employment agreement, Mr. Shannon became eligible to participate in the Amended and Restated Lakeland Industries, Inc. Severance and Change in Control Plan, which is discussed below under “Potential Payments Upon Termination.” Mr. Shannon participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. The potential payments to Mr. Shannon in connection with any termination are discussed below under “Potential Payments Upon Termination.”

Hui (Helena) An. Ms. An has served as Chief Operating Officer of the Company since April 6, 2023, and she previously served as our Vice President of Procurement and Asia Manufacturing since 2018. Ms. An entered into an employment agreement with the Company on September 1, 2022, pursuant to which she agreed to a 12-month term of employment that was subject to an automatic 12-month extension unless either party provided 90 days’ prior notice of an intention not to renew.  On October 31, 2024, Ms. An and the Company agreed to terminate her written employment agreement and for her employment to continue thereafter on an at-will basis. The employment agreement provided that Ms. An received an annual base salary of $250,000 and participated in the Company’s annual incentive bonus program. Ms. An’s annual base salary is reviewed annually for adjustment. Pursuant to her written employment agreement, Ms. An was also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. Following the termination of her written employment agreement, Ms. An became eligible to participate in the Amended and Restated Lakeland Industries, Inc. Severance and Change in Control Plan, which is discussed below under “Potential Payments Upon Termination.” Ms. An participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. The potential payments to Ms. An in connection with any termination are discussed below under “Potential Payments Upon Termination.”

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OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2025 for our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Un-exercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1) (2)
James M. Jenkins, Chief Executive Officer and President	--	20,000(3)	--	$18.43	06/01/2034	14,243(4) 25,000(5)	$330,295 $579,750	--	--
Roger Shannon, Chief Financial Officer and Secretary	8,000	16,000(6)	--	$14.44	02/01/2033	7,805(7) 5,000(8) 2,555(9) 2,002(10) 1,581(11) 12,500(11)	$180,998 $115,950 $59,250 $46,426 $36,663 $289,875	7,727(12) 7,805(13)	$179,189 $180,998
Hui (Helena) An, Chief Operating Officer	--	--	--	--	--	4,994(7) 5,000(8) 1,136(9) 10,000(14) 2,002(10) 1,581(11) 5,000(11)	$115,811 $115,950 $26,344 $231,900 $46,426 $36,663 $115,950	2,667(15) 3,434(12) 4,994(13)	$61,848 $79,634 $115,811

(1)

The level of award (minimum, target or maximum) and final vesting is based on the Company’s levels of performance achieved, as well as retention of employment. The amounts reported assume target level of performance. The actual total number of shares that vest may differ.

(2)	Market value is based on the closing price of our common stock on January 31, 2025 of $23.19.
(3)	These options become exercisable in full on June 1, 2027.
(4)	These time-based RSUs vest in equal portions on June 1, 2025, January 31, 2026 and January 31, 2027.
(5)	These time-based RSUs vest in full on June 1, 2027.
(6)	These options vest in equal portions on February 1, 2025 and February 1, 2026.
(7)	These time-based RSUs were granted on April 4, 2024 and vest in equal portions on the first anniversary of the date of grant, January 31, 2026 and January 31, 2027.
(8)	These time-based RSUs vest in full on October 31, 2025.
(9)	These time-based RSUs vest in full on January 31, 2026.
(10)	These time-based RSUs vest in full on December 4, 2026, the third anniversary of the date of grant.
(11)	These time-based RSUs vest in full on April 4, 2027, the third anniversary of the date of grant.
(12)	The award is subject to a three-year performance period that began February 1, 2023 and ends January 31, 2026.
(13)	The award is subject to a three-year performance period that began February 1, 2024 and ends January 31, 2027.
(14)	These time-based RSUs vest in full on April 6, 2026, the third anniversary of the date of grant.
(15)

The award is subject to a three-year performance period that began on February 1, 2022 and ended January 31, 2025. The amount earned, as determined by the Compensation Committee in April 2025 based on actual performance, was 745 shares.

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POTENTIAL PAYMENTS UPON TERMINATION

On October 31, 2024, the Compensation Committee adopted the Amended and Restated Lakeland Industries, Inc. Severance and Change in Control Plan (the “Severance and CIC Plan”), which provides severance benefits to the Company’s executive officers in the event of certain terminations of employment.  A copy of the Severance and CIC Plan has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2024.  Pursuant to the Severance and CIC Plan, in the event that a participant is terminated by the Company other than for Cause or any such participant resigns for Good Reason (in each case, not in a Change in Control Period) (as such capitalized terms are defined in the Severance and CIC Plan), such participant shall receive: (a) the participant’s base salary through the termination date, (b) a pro-rated portion of the participant’s short-term incentive annual cash bonus for the fiscal year in which the termination occurs, based on actual performance for the year in which the termination occurs, and (c) an amount equal to one month of the participant’s then current base salary for every one year of employment with the Company up to the date of termination, with a minimum of four months of base salary and a maximum of 12 months of base salary regardless of the number of years of employment with the Company.

In the event that any participant’s employment is terminated other than for Cause or any such participant resigns for Good Reason within 90 days prior to or 18 months after a Change in Control, such participant shall receive: (a) the participant’s base salary through the termination date, (b) a pro-rated portion of the participant’s target short-term incentive annual cash bonus for the fiscal year in which the termination occurs, (c) an amount equal to the applicable severance multiplier multiplied by the sum of the participant’s annual base salary and target short-term incentive annual cash bonus, and (d) reimbursement of the Participant’s monthly premium cost under COBRA health and dental continuation less the applicable active employee premium rate for up to 18 months following the termination date or such earlier date that the participant is no longer eligible to receive COBRA continuation coverage or the participant becomes eligible to receive other group health benefits. The severance multiplier applicable to a termination not for Cause in the Change in Control Period or a resignation for Good reason in the Change in Control Period shall be (a) in the case of the Chief Executive Officer, 2x, and (b) in the case of an executive officer who is not the Chief Executive Officer, 1.5x. The Severance and CIC Plan also contains customary non-solicitation and non-disparagement covenants applicable to the covered executives.

All of our named executive officers participate in the Severance and CIC Plan and would therefore be entitled to the applicable payments described above upon the occurrence of a termination event.

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PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.  The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income
2025	$1,930,038	$2,352,344	$1,007,172	$1,237,640	$112	($18,075,000)
2024	$956,513	$981,389	$892,802	$968,191	$86	$5,425,000
2023	$927,820	$587,316	$539,100	$363,453	$69	$1,873,000

(1)

The PEO for fiscal year 2025 was James M. Jenkins. The PEO for fiscal years 2024 and 2023 was Charles D. Roberson. The non-PEO NEOs for fiscal years 2025 and 2024 were Roger D. Shannon (our Chief Financial Officer) and Helena An (our Chief Operating Officer). The non-PEO NEOs for fiscal year 2023 were Allen E. Dillard (our former Chief Operating and Financial Officer) and Steven L. Harvey (our former Executive Vice President for Global Sales and Marketing).

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)	To calculate the amounts of Compensation Actually Paid to the PEO in fiscal year 2025, the following adjustments were made to the PEO’s Summary Compensation Table Total for each respective year:

a.	Fiscal Year 2025:

i.	We deducted $1,222,946 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2025;

ii.	we added $1,529,540, reflecting the fair value of such equity-based awards as of the end of fiscal year 2025; and

iii.

we added $115,712, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2024 of equity-based awards granted to the PEO before fiscal year 2025 that vested during fiscal year 2025.

(4)

To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in each of 2025, 2024 and 2023, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for each respective year:

a.	Fiscal Year 2025:

i.	We deducted $519,696 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2025;

ii.	we added $652,335, reflecting the fair value of such equity-based awards as of the end of fiscal year 2025;

iii.

we added $84,879, reflecting the change in the fair value during fiscal year 2025 of equity-based awards granted to the non-PEO NEOs before fiscal year 2025 that were outstanding and unvested as of the end of fiscal year 2025; and

iv.

we added $12,950, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2025 of equity-based awards granted to the PEO before fiscal year 2025 that vested during fiscal year 2025.

(5)

The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of January 31, 2022, and then valued again on each of January 31, 2023, January 31, 2024 and January 31, 2025. Historical stock performance is not necessarily indicative of future stock performance.

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Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

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Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the three most recently completed fiscal years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of March 31, 2025, including shares as to which a right to acquire ownership within 60 days of March 31, 2025 exists within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each of the named executive officers of the Company; (ii) each director and nominee for director of the Company; (iii) all current directors and executive officers of the Company as a group and (iv) each person who is known by the Company to beneficially own more than 5% of the common stock.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of common stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

Named Executive Officers and Directors	Amount and Nature of Beneficial Ownership (1)		Percent of Class
James M. Jenkins	28,577	(2)	*
Helena An	25,156	(3)	*
Roger D. Shannon	23,101	(4)	*
Thomas McAteer	56,714		*
Jeffrey Schlarbaum	19,185		*
Nikki L. Hamblin	14,610		*
Martin G. Glavin	4,545		*
Ronald Herring	4,323		*
Melissa Kidd	3,452		*
All current executive officers and directors as a group (12 persons)	181,935	(5)	1.91%

*	Less than 1%

(1)

Based on 9,508,109 shares of common stock outstanding on March 31, 2025, plus shares that can be acquired through the exercise of options or warrants within 60 days thereafter by the specified individual or group. The table does not include performance-based restricted stock grants under the Company’s 2017 Equity Incentive Plan (performance vesting at end of three years) or unvested stock options, as the recipients do not have the right to vote or other elements of beneficial ownership until vesting.

(2)	Includes 990 shares owned by Mr. Jenkins’s spouse, with respect to which Mr. Jenkins disclaims beneficial ownership.
(3)	Includes 1,665 RSUs issued pursuant to the 2017 Equity Incentive Plan that vested on April 4, 2025.
(4)	Includes (i) 2,602 RSUs issued pursuant to the 2017 Equity Incentive Plan that vested on April 4, 2025 and (ii) 16,000 shares of common stock underlying options that are exercisable within 60 days.
(5)	Includes an aggregate of 20,267 restricted shares.

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Name and Address of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Private Capital Management, LLC 8889 Pelican Bay Boulevard, Suite 500 Naples, FL 34108	1,007,391 (1)	10.60%
Wasatch Advisors LP 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	1,004,416 (2)	10.56%
Royce & Associates, LP One Madison Avenue New York, NY 10010	931,920 (3)	9.80%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Bldg. #1 Austin, Texas 78746	542,904 (4)	5.71%
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	485,862 (5)	5.11%

(1)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2024, Private Capital Management, LLC reported, as of December 31, 2023, beneficial ownership of 1,261,080 shares, including sole voting power over 502,907 shares, sole dispositive power over 502,907 shares, shared voting power over 758,173 shares and shared dispositive power over 758,173 shares. Private Capital Management, LLC disclaims beneficial ownership of shares over which it has dispositive or voting power.

(2)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 7, 2025 by Wasatch Advisors LP reported, as of January 31, 2025, beneficial ownership of 1,004,416 shares, including sole voting power over 956,808 shares and sole dispositive power over all 1,004,416 shares.

(3)

Based on the Schedule 13G filed with the Securities and Exchange Commission on April 29, 2025 by Royce & Associates, LP reported, as of March 31, 2025, beneficial ownership of 931,920 shares. Royce & Associates, LP has sole voting and dispositive power over all 931,920 shares. Royce & Associates, LP disclaims beneficial ownership of shares over which it has dispositive or voting power.

(4)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on April 15, 2025, Dimensional Fund Advisors LP reported beneficial ownership of 542,904 shares, including sole voting power over 535,001 shares and sole dispositive power over all 542,904 shares. According to the Schedule 13G/A, Dimensional Fund Advisors LP, an investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of Lakeland that are owned by the Funds and may be deemed to be the beneficial owner of the shares of Lakeland held by the Funds. However, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, Renaissance Technologies LLC and its majority owner, Renaissance Technologies Holdings Corporation, jointly reported, as of December 29, 2023, beneficial ownership over 485,862 shares, including sole voting and dispositive power over all 485,862 shares with respect to both entities.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the common stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms that have been filed with the SEC, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2025, except for one late Form 3 for Martin G. Glavin filed on April 18, 2024, relating to his becoming a Reporting Person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, pursuant to NASDAQ Rule 5630(a), all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

There were no related party transactions entered into during the fiscal years ended January 31, 2025 or January 31, 2024, and there are no currently proposed related party transactions.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2026 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act is January 2, 2026.  All proposals must be received by the Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2026 Annual Meeting proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet to have a stockholder proposal included in our Proxy Statement.

Pursuant to our Bylaws, if notice of any stockholder proposal is received prior to February 12, 2026 or after March 14, 2026, the notice will be considered untimely and we are not required to present such proposal at the 2026 Annual Meeting. If the Board chooses to present a proposal submitted prior to February 12, 2026 or after March 14, 2026 at the 2026 Annual Meeting, then the persons named in proxies solicited by the Board for the 2026 Annual Meeting may exercise discretionary voting power with respect to such proposal.

In addition to satisfying the requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees at the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

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OTHER MATTERS

The Board knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

QUESTIONS

For information about your record holding, call Computershare at (800) 368-5948. We also invite you to visit Lakeland’s Internet site at www.lakeland.com, under the heading “Investor Relations- SEC Filings.” Internet site materials are for your information and are not part of this proxy solicitation. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you have questions or need more information about the Annual Meeting write to be address below. Any written notice of revocation, or later dated proxy card, should be delivered to Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, Attn: Secretary.

Lakeland makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.lakeland.com) and click on the heading “Investor Relations- SEC Filings.” Copies of Lakeland’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary, Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

By Order of the Board of Directors, James M. Jenkins Chief Executive Officer and President and Executive Chairman May 2, 2025

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Lakeland Industries, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 12, 2025 AT 9:00 AM CENTRAL DAYLIGHT TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints James M. Jenkins and Roger D. Shannon, as proxies, each individually with full power of substitution, to represent and to vote all the shares of common stock of Lakeland Industries, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s 2025 Annual Meeting of Stockholders to be held online at: https://agm.issuerdirect.com/lake-2025 on June 12, 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy also confers discretionary authority to vote for a substitute nominee designated by the Board of Directors with respect to Proposal 1.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/LAKE
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF Lakeland Industries, Inc.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Thomas J. McAteer				☐
	James. M. Jenkins				☐	CONTROL ID:
	Nikki L. Hamblin				☐	REQUEST ID:

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐

Note
Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The Lakeland Board recommends that you vote “FOR” the election of the three directors named above (Proposal No. 1), “FOR” the ratification of the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026 (Proposal No. 2) and “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3).

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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